UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2018

DDR Corp.

(Exact name of registrant as specified in charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 755-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On July 1, 2018 (the “Spin Off Date”), DDR Corp. (the “Company”) and Retail Value Inc. (“RVI”) completed the previously announced spin off of RVI (the “Spin Off”). RVI holds 48 assets, made up of 36 continental U.S. assets and 12 assets in Puerto Rico. These assets are comprised of retail shopping centers located in 17 states and Puerto Rico. RVI is now an independent public company listed on the New York Stock Exchange (the “NYSE”) under the symbol “RVI.”

RVI filed a Registration Statement on Form 10 with the Securities and Exchange Commission that was declared effective on June 22, 2018 (the “Registration Statement”). RVI’s Information Statement (the “Information Statement”), which was filed as Exhibit 99.1 to the Registration Statement, describes for holders of DDR common shares (the “Holders”) the details of the Spin Off. The Information Statement was mailed to Holders on or about June 28, 2018.

Spin Agreements

On July 1, 2018, the Company and RVI entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”), to effect the Spin Off and provide a framework for certain aspects of the Company’s relationship with RVI after the Spin Off. Pursuant to the Separation and Distribution Agreement, among other things, the Company agreed to transfer certain assets, liabilities and obligations to RVI and to distribute 100% of the outstanding common shares of RVI, par value $0.10 (the “Common Shares”), to Holders of record as of the close of business on June 26, 2018. On the Spin Off Date, each Holder received one Common Share for every ten DDR common shares held by such Holders. Following the Spin Off, the Company will continue to hold series A preferred shares, the terms of which are summarized in the section entitled “Description of Preferred Shares-Series A Preferred Shares” of the Information Statement, which section is incorporated herein by reference.

The Separation and Distribution Agreement and the External Management Agreement, dated as of July 1, 2018, by and between DDR Asset Management LLC and RVI, will primarily govern the relationship between the Company and RVI. Summaries of each of these agreements are provided in the sections entitled “The Company’s Separation from DDR,” “The Company’s Manager and the Management Agreements” and “Certain Relationships and Related Transactions,” of the Information Statement, which sections are incorporated by reference herein. Such summaries are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 2.1 and 10.1.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference in this Item 2.01.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet of the Company as of March 31, 2018 and the unaudited pro forma consolidated statements of income of the Company for the three months ended March 31, 2018 and for the year ended December 31, 2017 giving pro forma effect to the Spin Off are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated into this Item 9.01 by reference.

(d) Exhibits

Exhibit Number	Description

2.1	Separation and Distribution Agreement by and between DDR Corp. and Retail Value Inc., dated July 1, 2018

10.1	External Management Agreement by and between Retail Value Inc. and DDR Asset Management LLC, dated July 1, 2018

99.1	Unaudited Pro Forma Consolidated Financial Statements of DDR. Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDR CORP.

By:	/s/ Matthew L. Ostrower
Matthew L. Ostrower
Executive Vice President, Chief Financial Officer and Treasurer

Date: July 3, 2018